Supplement to the Prospectuses and Statements of Additional Information

Credit Suisse Commodity Return Strategy Fund
Credit Suisse Trust – Commodity Return Strategy Portfolio
(each a "Fund" and together the "Funds")

The following information supersedes or supplements certain information in the Funds' Prospectuses and Statements of Additional Information.

Effective August 17, 2010, Nelson Louie (see biography below) will be joining the Credit Suisse Commodities Management Team as co-manager of the Funds. Andrew Karsh is no longer a member of the team. Christopher Burton remains a member of the team.

Messrs. Louie and Burton are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management including commodities exposure, portfolio construction and risk management of the Funds.

Biography

Nelson Louie, Managing Director, is Global Head of the Commodities Group. Mr. Louie re-joined Credit Suisse Asset Management, LLC in August 2010. From May 2009 to August 2010 he was an Executive Director in the Commodity Index Products area at UBS Securities, LLC. From June 2007 to May 2009 he was a Managing Director at AIG Financial Products responsible for North American Marketing of commodities-based solutions. From April 1993 to June 2007 he held positions within Credit Suisse Asset Management, LLC. His responsibilities included portfolio management and overseeing a team that was responsible for enhanced commodity and equity index strategies, option based hedging solutions and option arbitrage products. He was a team member of the Funds from their inception through May 2007. Mr. Louie holds a Bachelor of Arts degree in Economics from Union College.

Dated: August 17, 2010	16-0810 for COM-PRO-CMN COM-PRO-LOAD TRCSR-PRO 2010-007